U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                -------------------------------------------------

                                   FORM 8-K-A
                (Amendment No. 1 to Form 8-K Filed June 28, 1999)

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                -------------------------------------------------

         Date of Report (Date of earliest event reported): June 11, 1999

                        Commission File Number: 33-11795

                           RECOM MANAGED SYSTEMS, INC.
                    (Formerly Mt. Olympus Enterprises, Inc.)

Incorporated under the laws                      I.R.S. Employer Identification:
 of the State of Delaware                                  87-0441351

                          Principal Executive Offices:
                             2412 Professional Drive
                               Roseville, CA 95661
                            Telephone: (916) 774-0953


                                     Cover

Item  2. Acquisition or Disposition of Assets

         On June 11, 1999, the Company completed the acquisition (the "Acquisition") of substantially all of the assets of Valley Networking, Inc. ("Valley"), a Sacramento, California based firm which is engaged primarily in the selling of internet connectivity, computer hardware and software. Acquired assets primarily included computer systems and technologies, equipment and inventory. The Company intends to use the acquired assets to position itself as a business-to-business ISP. By combining the new ISP services with its Web application development, the Company can provide its clients with a full service e-commerce solution. The purchase price of $294,050 was based on arm's length negotiations between the Company and Valley. The Acquisition was financed with
(1) $25,000 of cash on hand, (2) $50,000 due to the seller upon the Company's completion of an equity offering, (3) issuance of 5,000 shares of common stock, and (4) a $212,800 amount due to Valley.

Item  7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired.

         The audited Financial Statements as of December 31, 1998 and for the period from May 26, 1998 (date of inception) through December 31, 1998 together with the independent auditors' report.

(b)      Pro Forma Financial Information.

         The pro forma Income Statement of Recom Managed Systems, Inc. for the period from May 26, 1998 (date of Valley's inception; the Company's inception date was July 31, 1998) through December 31, 1998 and for the six months ended June 30, 1999 and the pro forma Balance Sheet at December 31, 1998 together with notes.

(c)      Exhibits.

         The following documents were filed along with the Form 8-K (the original Form 8-K) dated June 11, 1999 and filed with the Securities and Exchange Commission on June 28, 1999.

         Exhibit No. 2.1     Agreement  of Purchase and Sale dated June 11, 1999
                             between  Recom  Managed   Systems,   Inc.,   Valley
                             Networking, Inc. and Scott Storer, the principal stockholder of Valley

Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Recom Managed Systems, Inc.
                                           (Registrant)

Date:      August 20, 1999                 By: /s/  James D. Collins
           ---------------                     ---------------------
                                               James D. Collins
                                               Chief Financial Officer

Item 7 (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         The following financial statements of Valley Networking, Inc. are included in item 7 (a):

                                                                            Page
                                                                            ----

Independent Auditors' Report..............................................   3

Balance Sheet at December 31, 1998........................................   4

Statement of Operations for the period from May 26, 1998 (date of inception)
through December 31, 1998.................................................   5

Statement of Stockholder's Deficit for the period from May 26, 1998 (date of
inception) through December 31, 1998......................................   6

Statement of Cash Flows for the period from May 26, 1998 (date of inception)
through December 31, 1998.................................................   7

Notes to the Financial Statements.........................................   8

To the Board of Directors
RECOM Managed Systems, Inc.
Roseville, California



                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

We have audited the balance sheet of VALLEY NETWORKING, INC. as of December 31, 1998, and the related statements of operations, stockholder's deficit and cash flows for the period from May 26, 1998 (date of inception) through December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VALLEY NETWORKING, INC. as of December 31, 1998, and the results of its operations and its cash flows for the period from May 26, 1998 (date of inception) through December 31, 1998, in conformity with generally accepted accounting principles.



/s/ Burnett, Umphress, & Company, LLP

Rancho Cordova, California
August 9, 1999

VALLEY NETWORKING, INC.

BALANCE SHEET

December 31, 1998
================================================================================

ASSETS
CURRENT ASSETS
   Cash                                                            $      5,154
   Accounts receivable                                                   26,630
   Inventory                                                              3,987
                                                                   -------------
               Total current assets                                      35,771

EQUIPMENT, net of accumulated depreciation of $8,000                     87,141

OTHER ASSETS
   Note receivable - stockholder                                  $      12,462
   Deposit                                                                1,625
                                                                  -------------
               Total other assets                                        14,087
                                                                  -------------
               Total assets                                       $     136,999
                                                                  =============

LIABILITIES AND STOCKHOLDER'S DEFICIT

CURRENT LIABILITIES
   Accounts payable                                               $      24,356
   Accrued expenses                                                      72,043
   Unearned internet services revenue                                    14,977
   Income taxes payable                                                   6,200
                                                                  -------------
               Total current liabilities                                117,576

LONG-TERM LIABILITIES
   Note payable - related party                                          65,072
                                                                  -------------
               Total liabilities                                        182,648

STOCKHOLDER'S DEFICIT
   Common stock, no par value,
      100,000 shares authorized,
      1,000 shares issued and outstanding                         $       1,000
   Retained deficit                                                     (45,649)
                                                                  -------------
                                                                        (44,649)
   Less:   Subscription receivable                                       (1,000)
                                                                  -------------
               Total stockholder's deficit                              (45,649)
                                                                  -------------
               Total liabilities and stockholder's deficit        $     136,999
                                                                  =============


    The accompanying notes are an integral part of the financial statements.

VALLEY NETWORKING, INC.

STATEMENT OF OPERATIONS

For the Period From May 26, 1998 (Date of Inception) through December 31, 1998
================================================================================

REVENUES
   Products                                              $ 183,425
   Customer support                                         40,925
   Internet services, net of discounts of $9,708            78,242
   Other operating revenue                                   1,200
                                                         ---------

               Total revenues                              303,792

OPERATING EXPENSES
   Advertising                                           $   1,116
   Automotive                                                1,401
   Communication services                                   29,887
   Contract labor                                           15,295
   Depreciation                                              8,000
   Insurance                                                 1,966
   License fees                                                746
   Miscellaneous                                             1,802
   Office supplies and maintenance                           9,411
   Payroll and burden                                       86,835
   Product costs                                           151,724
   Publications                                              1,170
   Rent                                                     15,323
   Shipping                                                  3,102
   Telephone                                                12,559
   Travel                                                      616
   Utilities                                                 1,317
                                                         ---------

               Total operating expenses                    342,270
                                                         ---------
LOSS FROM OPERATIONS                                       (38,478)

OTHER EXPENSE
   Bad debt expense                                           (350)
   Interest expense                                           (621)
                                                         ---------
               Total other expense                            (971)
                                                         ---------
               Loss before taxes                           (39,449)

PROVISION FOR INCOME TAXES                                  (6,200)
                                                         ---------
NET LOSS                                                 $ (45,649)
                                                         =========

Net loss per common share                                $     (46)
                                                         =========

Weighted average number of common shares outstanding         1,000
                                                         =========


    The accompanying notes are an integral part of the financial statements.

VALLEY NETWORKING, INC.

STATEMENT OF STOCKHOLDER'S DEFICIT

For the Period From May 26, 1998 (Date of Inception) through December 31, 1998
================================================================================

                            Common Stock                              Total
                         ------------------  Subscription Retained Stockholder's
                         Shares      Amount   Receivable   Deficit    Deficit
                         -------------------------------------------------------
Balance, May 26, 1998
   (Date of Inception)      -0-     $   -0-   $    -0-   $     -0-    $     -0-

Stock issuance            1,000       1,000        -0-         -0-        1,000

Less: Subscription
   receivable               -0-         -0-     (1,000)        -0-       (1,000)

Net loss                    -0-         -0-        -0-     (45,649)     (45,649)
                         -------------------------------------------------------

Balance,
December 31, 1998         1,000     $ 1,000   $ (1,000)  $ (45,649)   $ (45,649)
                         =======================================================


    The accompanying notes are an integral part of the financial statements.

VALLEY NETWORKING, INC.

STATEMENT OF CASH FLOWS

For the Period From May 26, 1998 (Date of Inception) through December 31, 1998
================================================================================

RECONCILIATION OF NET LOSS TO NET CASH
   PROVIDED BY OPERATING ACTIVITIES

   Net loss                                                $(45,649)

   Adjustments to reconcile net loss to net
      cash provided by operating activities:
         Depreciation                                      $  8,000
         Bad debt expense                                       350
      Increase in assets:
         Accounts receivable                                (26,980)
         Inventory                                           (3,987)
      Increase in liabilities:
         Accounts payable                                    24,356
         Accrued expenses                                    72,043
         Unearned internet services revenue                  14,977
         Income taxes payable                                 6,200
                                                           --------

               Total adjustments to reconcile net loss       94,959
                                                           --------

NET CASH PROVIDED BY OPERATING ACTIVITIES                    49,310

CASH FLOWS FROM INVESTING ACTIVITIES
   Acquisition of equipment                                 (30,069)
   Advances on note receivable - stockholder                (12,462)
   Increase in deposits                                      (1,625)
                                                           --------

               Net cash used in investing activities        (44,156)
                                                           --------

INCREASE IN CASH                                              5,154

CASH, May 26, 1998 (Date of Inception)                          -0-
                                                           --------

CASH, December 31, 1998                                    $  5,154
                                                           ========


    The accompanying notes are an integral part of the financial statements.

VALLEY NETWORKING, INC.

NOTES TO THE FINANCIAL STATEMENTS

================================================================================

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Company's Activities - VALLEY NETWORKING, INC. ("the Company") was incorporated in the state of California on May 26, 1998. The Company is engaged primarily in the selling of internet connectivity, computer hardware and software. In addition, the Company provides customer support throughout Northern California.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounting Basis for Recording Income - The Company uses the accrual method of accounting for all transactions. Under the accrual method of accounting, revenues are recognized when earned and expenses are recorded when incurred.

Cash and Cash Equivalents - For financial statement purposes, the Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

Concentration of Credit Risk - Accounts receivable for three customers represent approximately 65% of outstanding accounts receivable at December 31, 1998.

Inventory - Inventory consists of computer components, stated at lower of cost (determined on the first-in, first-out method) or market.

Equipment - Equipment is recorded at cost and includes improvements that significantly add to its productivity or extend its useful life. Costs of maintenance and repairs are charged to expense. Upon retirement or disposal of equipment, the costs and related depreciation are removed for the accounts, and gain or loss, if any, is reflected in the earnings for both financial statement and income tax reporting purposes. Depreciation is provided for using the straight-line method. The estimated useful life used for calculating depreciation for office equipment is five years.

Depreciation expense amounted to $8,000.

Unearned Internet Services Revenue - Unearned internet services revenue consists of monthly and quarterly internet services revenue billed in advance.

Income Taxes - For income tax purposes, the Company reports income on the accrual method of accounting.

Straight-line and accelerated depreciation is used for tax reporting purposes. Assets purchased after December 31, 1986, are subject to modified accelerated cost recovery system (MACRS) rules under the guidelines of the Tax Reform Act of 1986 (TRA 86).

VALLEY NETWORKING, INC.

NOTES TO THE FINANCIAL STATEMENTS

================================================================================

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, Continued
Deferred income taxes are recorded using the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Significant differences between financial statement and the tax bases for the Company are in the recording of depreciation, inventory, accruals and deferred revenue. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period of enactment.

Alternative minimum tax and alternative minimum tax credits as required by TRA 86, if necessary, are included in both current and deferred tax provisions. Alternative minimum tax and subsequent credits can arise from book and tax differences in accounting for long-term contracts, depreciation and other miscellaneous items.


2. NOTE RECEIVABLE - STOCKHOLDER
The note receivable - stockholder consists of an unsecured amount advanced to the Company's sole stockholder. The amount bears interest at 7% per annum, receivable annually and is due December 31, 2000.


3. NOTE PAYABLE - RELATED PARTY
The note payable - related party consists of an unsecured amount due to Intellinet, Inc., which is also owned by the Company's sole stockholder. The note accrues interest at 7% per annum, payable annually and is due December 31, 2000.


4. SUBSCRIPTION RECEIVABLE
Subscription receivable consists of an unsecured amount due from the Company's sole stockholder in exchange for 1,000 shares of common stock. The amount bears interest of 7% per annum, receivable annually and is due December 31, 2000.


5. PROVISION FOR INCOME TAXES
The provision for income taxes consists of current expenses of $6,200.

The expected Federal income tax benefit, computed based on the Company's pre-tax losses in 1998 and the statutory Federal income tax rate, is reconciled to the actual tax benefit reflected in the accompanying financial statements as follows:

   Expected tax benefit at federal statutory rates               $      (6,000)
   Expected state tax benefit                                           (3,900)
   Decrease resulting from valuation allowance for
      benefits from accrued payroll and other                           16,100
                                                                 ---------------

               Total income tax expense                          $       6,200
                                                                 ===============

VALLEY NETWORKING, INC.

NOTES TO THE FINANCIAL STATEMENTS

================================================================================

5. PROVISION FOR INCOME TAXES, Continued
Deferred income taxes as of December 31, 1998 consist of the following tax benefits (liabilities) attributable to:

      Depreciation                                         $         (2,800)
      Unearned internet services revenue                              3,600
      Inventory valuation                                             2,600
      Accrued payroll and burden                                     12,100
      Other                                                             600
                                                           ----------------

               Net deferred tax asset                                16,100

               Less valuation allowance                             (16,100)
                                                           ----------------
               Total deferred tax asset                    $            -0-
                                                           ================

The valuation allowance is provided to reduce the deferred tax asset to a level which, more likely than not, will be realized.


6. RELATED PARTY TRANSACTIONS
The sole stockholder of the Company is also the sole stockholder of Intellinet, Inc. During the period from May 26, 1998 (date of inception) through December 31, 1998, the Company purchased $74,626 of office equipment and $8,090 of inventory from Intellinet, Inc.


7. COMMITMENT
In August 1998, the Company entered into a sales agreement with Pacific Bell Internet Services ("PBI") in which PBI will provide the Company with internet access services. The sales agreement requires the Company to pay PBI $907 per month and expires in July 2001.

The schedule of future minimum payments required under the above agreement is as follows:

      Year Ending December 31:                                 Amount
      ------------------------                            ----------------
               1999                                       $         10,884
               2000                                                 10,884
               2001                                                  6,349
                                                          ----------------
                                                          $         28,117
                                                          ================

VALLEY NETWORKING, INC.

NOTES TO THE FINANCIAL STATEMENTS

================================================================================

8. SUPPLEMENTAL DISCLOSURES OF CASH FLOWS INFORMATION

   Supplemental  disclosures of cash flows information:
   Cash paid during the year for:

               Interest                           $            621
                                                  ================

               Taxes                              $            -0-
                                                  ================

Non-cash investing and financing activities consist of office equipment purchased through a related party note payable of $65,072 (See Note 6). Also, common stock of $1,000 was issued in exchange for a subscription receivable (See
Note 4).

9. SUBSEQUENT EVENT
On June 11, 1999, RECOM Managed Systems, Inc. ("RMSI") purchased the Company's customer list, equipment and inventory in exchange for $25,000 cash, a $262,800 promissory note and 5,000 shares of RMSI common stock.

Item 7 (b)    PRO FORMA FINANCIAL INFORMATION

         The following unaudited pro forma financial statements give effect to the acquisition of Valley as though the transaction occurred as of May 26, 1998 (date of Valley's inception; the Company's inception date was July 31, 1998) for the pro forma Statement of Operations and pro forma Balance Sheet as of December 31, 1998; and as of January 1, 1999 for the pro forma Statement of Operations for the six months ended June 30, 1999.

         The pro forma financial information reflects pro forma adjustments that are based upon available information and which the Company believes are reasonable. The pro forma financial information does not necessarily reflect the results of operations or financial position of the Company that actually would have resulted had the transactions to which pro forma effect is given been consummated as of the date or for the period indicated.

                      Recom Managed Systems, Inc. ("RMSI")
                   Unaudited Pro Forma Statement of Operations
           For the Period from May 26, 1998 through December 31, 1998

                                                                            Pro Forma
                                             RMSI            Valley        Adjustments          Pro Forma
                                         -----------      -----------      -----------         -----------
Revenues:
     Information technology services     $    79,292      $   303,792      $      --           $   383,084
Cost of revenues:
     Information technology services          51,540          342,620             --               394,160
                                         -----------      -----------      -----------         -----------
Gross profit .......................          27,752          (38,828)            --               (11,076)
                                         -----------      -----------      -----------         -----------
Operating expenses:
     Development ...................            --               --               --                  --
     Marketing and selling .........          23,757             --               --                23,757
     General and administrative ....          75,899             --              7,807(a)           83,706
                                         -----------      -----------      -----------         -----------
Total operating expenses ...........          99,656             --              7,807             107,463
                                         -----------      -----------      -----------         -----------
Operating loss .....................         (71,904)         (38,828)          (7,807)           (118,539)
Interest expense ...................           7,257              621           15,714(b)           23,592
                                         -----------      -----------      -----------         -----------
Loss before income taxes ...........         (79,161)         (39,449)         (23,521)           (142,131)
Provision for income taxes .........            --              6,200             --                 6,200
                                         -----------      -----------      -----------         -----------
Net loss ...........................     $   (79,161)     $   (45,649)     $   (23,521)        $  (148,331)
                                         ===========      ===========      ===========         ===========
Basic and diluted loss per share ...     $     (0.03)            --               --           $     (0.06)
                                         ===========      ===========      ===========         ===========
Basic and diluted weighted average
   number of shares outstanding ....       2,361,471             --              5,000(c)        2,366,471
                                         ===========      ===========      ===========         ===========

              Notes to Unaudited Pro Forma Statement of Operations For the Period from May 28, 1998 through December 31, 1998

Note 1 - The pro forma statement of operations gives effect to the following pro forma adjustments necessary to reflect the acquisition:

(a) Adjustment to record amortization of goodwill from May 26, 1998 through December 31, 1998.
(b) Adjustment to record interest expense from May 26, 1998 through December 31, 1998.
(c) Adjustment for the issuance of common stock in connection with the acquisition.

                      Recom Managed Systems, Inc. ("RMSI")
                   Unaudited Pro Forma Statement of Operations
                     For the Six Months Ended June 30, 1999

                                                                           Pro Forma
                                             RMSI            Valley       Adjustments          Pro Forma
                                         -----------      -----------     -----------         -----------
Revenues:
     Information technology services     $   339,357      $   318,159     $      --           $   657,516
Cost of revenues:
     Information technology services         217,714          290,032            --               507,746
                                         -----------      -----------     -----------         -----------
Gross profit .......................         121,643           28,127            --               149,770
                                         -----------      -----------     -----------         -----------
Operating expenses:
     Development ...................         263,907             --              --               263,907
     Marketing and selling .........         111,889             --              --               111,889
     General and administrative ....         254,475             --             6,691(a)          261,166
                                         -----------      -----------     -----------         -----------
Total operating expenses ...........         630,271             --             6,691             636,962
                                         -----------      -----------     -----------         -----------
Operating loss .....................        (508,628)          28,127          (6,691)           (487,192)
Interest expense ...................           9,422            1,183          13,893(b)           24,498
                                         -----------      -----------     -----------         -----------
Loss before income taxes ...........        (518,050)          26,944         (20,584)           (511,690)
Provision for income taxes .........            --               --              --                  --
                                         -----------      -----------     -----------         -----------
Net loss ...........................     $  (518,050)     $    26,944     $   (20,584)        $  (511,690)
                                         ===========      ===========     ===========         ===========
Basic and diluted loss per share ...     $     (0.17)            --              --           $     (0.17)
                                         ===========      ===========     ===========         ===========
Basic and diluted weighted average
   number of shares outstanding ....       2,975,580             --             5,000(c)        2,980,580
                                         ===========      ===========     ===========         ===========


              Notes to Unaudited Pro Forma Statement of Operations
                     For the Six Months Ended June 30, 1990

Note 1 - The pro forma statement of operations gives effect to the following pro forma adjustments necessary to reflect the acquisition:

(a) Adjustment to record amortization of goodwill from January 1, 1999 through June 30, 1999.
(b) Adjustment to record interest expense from January 1, 1999 through June 30, 1999.
(c) Adjustment for the issuance of common stock in connection with the acquisition.

                      Recom Managed Systems, Inc. ("RMSI")
                        Unaudited Pro Forma Balance Sheet
                             As of December 31, 1998

                                                                                Pro Forma
                                                                   RMSI          Valley       Adjustments           Pro Forma
                                                                 ---------      ---------      ---------            ---------
                         Assets
Current assets:
     Cash ..................................................     $  23,855      $   5,154      $  (5,154)(a)        $  23,855
     Accounts receivable ...................................        53,766         26,630        (26,630)(a)           53,766
     Deferred offering costs ...............................        21,686           --             --                 21,686
     Other current assets ..................................          --            3,987           --                  3,987
                                                                 ---------      ---------      ---------            ---------
     Total current assets ..................................        99,307         35,771        (31,784)             103,294
Property and equipment, net ................................        13,678         87,141           --                100,819
Goodwill, net ..............................................          --             --          195,115(b)(c)        195,115
Other assets ...............................................          --           14,087        (14,087)(a)             --
                                                                 ---------      ---------      ---------            ---------
        Total assets .......................................     $ 112,985      $ 136,999      $ 149,244            $ 399,228
                                                                 =========      =========      =========            =========
     Liabilities and Stockholders' Equity (Deficit)
Current liabilities:
     Accounts payable ......................................     $  10,006      $  24,356      $ (24,356)(a)        $  10,006
     Accrued professional fees .............................        62,789           --             --                 62,789
     Accrued payroll, bonuses and benefits .................        22,500         72,043        (72,043)(a)           22,500
     Due to related party ..................................        81,989           --             --                 81,989
     Unearned revenue ......................................          --           14,977        (14,977)(a)             --
     Other accrued expenses ................................         7,257          6,200          9,514(a)(c)         22,971
     Line of credit ........................................          --             --           25,000(b)            25,000
     Notes payable to stockholders .........................       190,000           --          189,406(b)           379,406
                                                                 ---------      ---------      ---------            ---------
        Total current liabilities ..........................       374,541        117,576        112,544              604,661
Notes payable to stockholders, excluding current portion ...          --           65,072          8,322(a)(b)         73,394
                                                                 ---------      ---------      ---------            ---------
        Total liabilities ..................................       374,541        182,648        120,866              678,055
                                                                 ---------      ---------      ---------            ---------
Stockholders' equity (deficit):
     Common stock ..........................................         2,605          1,000           (995)(a)(b)         2,610
     Additional paid in capital ............................          --             --            6,245 (b)            6,245
     Subscription receivable ...............................          --           (1,000)         1,000 (a)             --
     Accumulated deficit ...................................      (264,161)       (45,649)        22,128 (a)(c)      (287,682)
                                                                 ---------      ---------      ---------            ---------
        Total stockholders' equity (deficit) ...............      (261,556)       (45,649)        28,378             (278,827)
                                                                 ---------      ---------      ---------            ---------
        Total liabilities and stockholders' equity (deficit)     $ 112,985      $ 136,999      $ 149,244            $ 399,228
                                                                 =========      =========      =========            =========


                   Notes to Unaudited Pro Forma Balance Sheet
                             As of December 31, 1998

Note 1 - The pro forma balance sheet has been prepared to reflect the acquisition of computer systems and technologies, equipment and inventory of Valley for an aggregate purchase price of approximately $294,050. Pro forma adjustments are made to reflect:

(a) Adjustment to eliminate assets and liabilities of Valley not purchased or assumed.

(b) Adjustment to record the purchase accounting, including goodwill, debt incurred and equity issued.

(c)  Adjustment to reflect accumulated amortization and interest expense.


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